Exhibit 10.2

PLEDGE OF SHARES

between

GENCO SHIPPING & TRADING LIMITED,

as Pledgor

and

DNB NOR BANK ASA,
Grand Cayman Branch
as Security Trustee,

as Pledgee

May 3, 2007

PLEDGE OF SHARES

THIS PLEDGE OF SHARES (hereinafter, this "Pledge Agreement") is made this 3rd day of May, 2007, between GENCO SHIPPING & TRADING LIMITED, a corporation organized and existing under the laws of the Republic of the Marshall Islands with offices at 299 Park Avenue, 20th Floor, New York, New York 10171 (herein called the "Pledgor"), and DNB NOR BANK ASA, Grand Cayman Branch, a corporation organized and existing under the laws of the Kingdom of Norway, in its capacity as security trustee (herein called the "Pledgee"), for and on its own behalf and on behalf of the Administrative Agent, as defined below, and the Lenders, as defined below, (together, the "Creditors").

WITNESSETH:

WHEREAS:

A.  Pursuant to a promissory note dated as of May 3, 2007 (the "Promissory Note"), issued to the Pledgor to the order of the Pledgee evidencing a loan to the Pledgor, as borrower, by (1) the Pledgee as administrative agent (in such capacity, the “Administrative Agent”), security trustee (in such capacity, the “Security Trustee”) for the Lenders, as defined below, joint mandated lead arranger and joint bookrunner,  (2) Nordea Bank Norge ASA, Grand Cayman Branch, as joint mandated lead arranger and joint bookrunner, and (3) the banks and financial institutions listed on Schedule 1 of the Promissory Note, as lenders (together with any bank or financial institution which becomes a lender by assignment or otherwise, the "Lenders"),  the Administrative Agent and the Security Trustee have agreed to serve in such capacities under the Promissory Note and the Lenders have agreed to provide to the Borrower a loan in the aggregate amount of up to US$155,000,000 (the "Loan");

B.  It is a condition to the Lenders’ agreement to make any Advance under the Loan available to the Pledgor under the Promissory Note that the Pledgor execute and deliver to the Pledgee, as security for the obligations of the Pledgor to the Security Trustee, the Administrative Agent and the Lenders (together, the “Creditors”), a pledge of all of the Pledgor's right, title and interest in and to the all of the shares that it now owns or in the future acquires (the “Pledged Shares”) in Jinhui Shipping and Transportation Limited (the "Pledged Company");

C.  As of the date hereof, the Pledgor is the registered and beneficial owner of 4,131,000 shares (the “Currently Owned Shares”) of Pledged Company;

D.  The Pledgor hereby covenants that it will execute and deliver a pledge agreement, substantially in the form of this Pledge Agreement (or a supplement hereto), over all shares of the Pledged Company that the Pledgor acquires after the date of this Pledge Agreement and prior to the Termination Date (as defined in the Note); and

E.  The Pledgor will obtain benefits as a result of the consummation of the transactions under the Promissory Note and, accordingly, desires to enter into this Agreement in order to satisfy the conditions described in the Promissory Note.

NOW, THEREFORE, in consideration of the premises, the Pledgor agrees with the Pledgee as follows:

1.  Defined Terms.  Unless otherwise defined herein, terms defined in the Promissory Note shall have the same meanings when used herein.

2.  Grant of Security.  As security for (a) the full and prompt payment to the Pledgee and the Creditors of all sums owing by the Pledgor to the Creditors whether for principal, interest, fees, expenses or otherwise, under and in connection with the Promissory Note, and the other Security Documents to which they are a party or otherwise due the punctual performance by the Pledgor of its obligations in connection therewith, and (b) the due and punctual performance by the Pledgor of all its obligations under this Pledge Agreement (all of the above under (a) and (b) now or hereafter existing, hereinafter together called the "Obligations"), the Pledgor hereby pledges and assigns to the Pledgee the Pledged Shares and hereby grants to the Pledgee a first lien on, and first security interest in, the Pledged Shares.

3.  Pledge Documents.  As soon as practicable, but in any event within thirty (30) days of the execution of this Pledge Agreement, the Pledgor shall execute and deliver to the Pledgee a control agreement in form and substance satisfactory to the Mandated Lead Arrangers over the Pledgor’s Norwegian Central Securities Depository Account with the Pledgee.

4.  Representations and Warranties.  The Pledgor represents and warrants that:

(i)
it is the legal and beneficial owner of, and has good and marketable title to, the Currently Owned Shares, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Pledge Agreement;

(ii)	it has full power, authority and legal right to execute, deliver and perform this Pledge Agreement and to create the collateral security interest for which this Pledge Agreement provides;

(iii)	as of the date hereof, the Pledgor has not entered into any voting trusts or other shareholder agreements or arrangements relating to any of the Currently Owned Shares;

(iv)	this Pledge Agreement constitutes a valid obligation of the Pledgor, legally binding upon it and enforceable in accordance with its terms;

(v)
the pledge, hypothecation, and assignment of the Pledged Shares pursuant to and/or described in this Pledge Agreement creates a valid first perfected security interest in each of the Pledged Shares and the proceeds thereof;

(vi)
no consent of any other party (including stockholders of the Pledgor) is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement;

(vii)
the execution, delivery and performance of this Pledge Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the Articles of Incorporation, by-laws or other charter documents of the Pledgor or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Pledgor is a party or which purports to be binding upon it or any of its properties or assets and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement; and

(viii)
the representations and warranties set forth in Section 6 of the Promissory Note insofar as they relate to the Pledgor are true and complete and the Pledgor will comply with each of the covenants set forth in the Promissory Note which are applicable thereto.

5.  Covenants.  The Pledgor hereby covenants that during the continuance of this Pledge Agreement:

(i)
it shall warrant and defend the right and title of the Pledgee conferred by this Pledge Agreement in and to the Pledged Shares at the cost of the Pledgor against the claims and demands of all persons whomsoever;

(ii)
except as herein provided or as provided in the Promissory Note, without the prior written consent of the Pledgee, it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Shares or suffer to exist any encumbrance on the Pledged Shares;

(iii)	without the prior written consent of the Pledgee, it will not amend or modify any articles of incorporation, charter documents or bylaws relating to the Pledged Company;

(iv)
without the prior written consent of the Pledgee, it shall not vote the Pledged Shares of any Pledged Company in favor of the dissolution, liquidation, consolidation with or merger into, any corporation, or merge any corporation into it, except that the Pledgor shall be permitted to merge the Pledged Company into itself or consolidate the Pledged Company with any subsidiary or affiliate so long as no Event of Default would result therefrom; and

(v)
without the prior written consent of the Pledgee, it shall not take from the Pledged Company any undertaking or security in respect of its liability hereunder or in respect of any other liability of the Pledged Company to the Pledgor and the Pledgor shall not prove nor have the right of proof, in competition with the Pledgee, for any monies whatsoever owing from the Pledged Company to the Pledgor, in any insolvency or liquidation, or analogous proceedings under any applicable law, of the Pledgor.

6.  Additional Shares.  If the Pledgor purchases or shall otherwise become entitled to receive or shall receive any shares of stock, options or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Shares, the Pledgor agrees to accept the same as the agent of the Pledgee and to deposit the same in the Pledgor’s Norwegian Central Securities Depository Account for the benefit of the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations.  Any sums paid upon or in respect of the Pledged Shares on the liquidation or dissolution of the Pledged Company shall be paid over to the Pledgee to be held by it as additional collateral security for the Obligations.

7.  Collateral.  All property at any time pledged to the Pledgee hereunder by the Pledgor (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

8.  General Authority.  The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Pledgee or any of the Creditors may be rescinded by the Pledgee or any of the Creditors and any of the Obligations continued, and the Obligations, or the liability of the Pledgor and/or the Pledged Company upon or for any part thereof, or any other collateral security or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Pledgee or any of the Creditors, and any guarantees and any other collateral security documents executed and delivered by the Pledgor and/or the Pledged Company or any other obligors in respect of the Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the Pledgee or any of the Creditors may deem advisable, from time to time, and any other collateral security at any time held by the Pledgee or any of the Creditors for the payment of the Obligations (including, without limitation, any collateral security held pursuant to any other collateral security document executed and delivered pursuant to the Promissory Note) may be sold, exchanged, waived, surrendered or released, all without notice to or further assent by the Pledgor or any Pledged Company, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release.  The Pledgor waives any and all notices of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Pledgee or any of the Creditors upon this Pledge Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings between the Pledged Company and the Pledgee and any of the Creditors shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement.  The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon the Pledgor or the Pledged Company with respect to the Obligations.

9.  Voting Rights.  The Pledgee shall receive notice (if the Pledgee has requested to be provided with such notice) and have the right (but not the obligation) to vote the Pledged Shares at its own discretion at, any annual or special meeting, as the case may be, of the shareholders of the Pledged Company, provided, however, that the Pledgee shall not exercise such right to vote until such time that default shall have occurred in the payment or performance of the Obligations and not been remedied to the Pledgee's satisfaction or waived in writing.

10.  Default.  The security constituted by this Pledge Agreement shall become immediately enforceable on the occurrence of an Event of Default under the Promissory Note.

11.  Remedies.  At any time after the security constituted by this Pledge Agreement shall have become enforceable as aforesaid, whereupon the security constituted by this Pledge Agreement shall become enforceable, the Pledgee shall be entitled, without further notice to the Pledgor:

(i)
subject to the limitations of Sections 9-610 and 9-615 of the Uniform Commercial Code of the State of New York (if applicable), to sell, assign, transfer and deliver at any time the whole, or from time to time any part, of the Collateral or any rights or interests therein, at public or private sale or in any other manner, at such price or prices and on such terms as the Pledgee may deem appropriate, and either for cash, on credit, for other property or for future delivery, at the option of the Pledgee, upon not less than 10 days' written notice (which 10 day notice is hereby acknowledged by the Pledgor to be reasonable) addressed to the Pledgor at its last address on file with the Pledgee, but without demand, advertisement or other notice of any kind (all of which are hereby expressly waived by the Pledgor).  If any of the Collateral or any rights or interests thereon are to be disposed of at a public sale, the Pledgee may, without notice or publication, adjourn any such sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement.  If any of the Collateral or any rights or interests therein shall be disposed of at a private sale, the Pledgee shall be relieved from all liability or claim for inadequacy of price.

At any such public sale the Pledgee may purchase the whole or any part of the Collateral or any rights or interests purchaser, including the Pledgee should it acquire the Collateral, at any public or private sale shall hold the property sold free from any claim or right of redemption, stay, appraisal or reclamation on the part of the Pledgor which are hereby expressly waived and released to the extent permitted by applicable law. If any of the Collateral or any rights or interests therein shall be sold on credit or for future delivery, the Collateral or such rights or interests in or of the Collateral so sold may be retained by the Pledgee until the selling price thereof shall be paid by the purchaser, but the Pledgee shall not incur any liability in case of failure of the purchaser to take up and pay for the Collateral or rights or interests therein case of any such failure, such Collateral or rights or interests therein may again be sold on not less than 10 days' written notice as aforesaid;

(ii)
to exercise all voting and other rights at any meeting of the Pledged Company and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Shares of the Pledged Company as if it was the absolute owner thereof, including, without limitation, the right to exchange at its discretion, the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Company or, upon the exercise by the Pledged Company or the Pledgee of any right, privilege or option pertaining to the Pledged Interest, and in connection therewith, to deposit and deliver the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have rights and remedies of a secured party under the Uniform Commercial Code of the State of New York.

12.  No Duty on Pledgee.  The Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

13.  Application of Proceeds.  All moneys collected or received by the Pledgee pursuant to this Pledge Agreement shall be applied towards amounts owing under or in connection with the Promissory Note.

14.  Termination.  When all of the Obligations shall have been fully satisfied, the Pledgee agrees that it shall forthwith release the Pledgor from its Obligations hereunder and the Pledgee, at the request and expense of the Pledgor, will promptly execute and deliver to the

Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

15.  Further Assurances.  The Pledgor shall from time to time, and at all times after the security constituted by this Pledge Agreement shall have become enforceable, execute all such further instruments and documents and do all such things as the Pledgee may deem desirable for the purpose of obtaining the full benefit of this Pledge Agreement and of the rights, title, interest, powers, authorities and discretions conferred on the Pledgee by this Pledge Agreement including (without limitation) causing the Pledged Company to execute any such instruments and documents as aforesaid.  The Pledgor hereby irrevocably appoints the Pledgee its attorney-in-fact for him and in its name and on its behalf and as its act and deed to execute, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may deem desirable for any of the purposes of this Pledge Agreement; provided that the Pledgee shall not exercise such power unless the security constituted by this Pledge Agreement shall have become enforceable.  The Pledgee shall have full power to delegate this power of attorney but no such delegation shall preclude the subsequent exercise of such power by the Pledgee itself or preclude the Pledgee from subsequent delegation to some other person and any delegation may be revoked by the Pledgee at any time.

16.  No Waiver; Remedies Cumulative and Exclusive.  The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Pledgee, and then only to the extent therein set forth.  A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are exclusive of any rights and remedies provided by law.

17.  Changes in Writing; Successors and Assigns.  None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgee (with the written consent of the Majority Lenders).  This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, and its respective successors and assigns.

18.  Notices. Every notice or demand under this Assignment shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing).  Every notice or demand shall be sent as follows:

If to the Pledgor:

GENCO SHIPPING & TRADING LIMITED
299 Park Avenue, 20th Floor

New York, New York 10171
Facsimile No.:  646-443-8551

If to the Pledgee:

DNB NOR BANK ASA
Grand Cayman Branch
Bank of Butterfield International (Cayman) Ltd
Butterfield House
68 Fort Street
P.O. Box 705GT
George Town, Grand Cayman
British West Indies

With copy to
DNB NOR BANK ASA
200 Park Avenue, 31st Floor
New York, New York 10166-0396
Attn:  Nikolai A. Nachamkin/Cathleen Buckley
nikolai.nachamkin@dnbnor.no
cathleen.buckley@dnbnor.no

Telephone No.  212-681-3800
Facsimile No.  212-681-3900

Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

19.  Governing Law.  This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

20.  Submission to Jurisdiction.  The Pledgor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Creditors under this Pledge Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Pledgor by mailing or delivering the same by hand to the Pledgor at the address indicated for notices in Section 18.  The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Pledgor as such, and shall be legal and binding upon the Pledgor for all the purposes of any such action or proceeding.  Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Pledgor to the Creditors)

against the Pledgor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment.  The Pledgor will advise the Pledgee promptly of any change of address for the purpose of service of process.  Notwithstanding anything herein to the contrary, the Creditors may bring any legal action or proceeding in any other appropriate jurisdiction.

21.  WAIVER OF JURY TRIAL.  EACH OF THE PLEDGOR AND THE PLEDGEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT.

22.  Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

23.  Counterparts.  This Pledge Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

24.  Headings.  In this Pledge Agreement, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Pledge Agreement.

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IN WITNESS whereof, the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.

        GENCO SHIPPING & TRADING LIMITED

        By: /s/ John C. Wobensmith
        Name: John C. Wobensmith
        Title: CFO

        DNB NOR BANK ASA,
        Grand Cayman Branch, as Security Trustee

        By: /s/ Nikolai A. Nachamkin
        Name: Nikolai A. Nachamkin
        Title: Senior Vice President

        By: /s/ Cathleen Buckley
        Name: Cathleen Buckley
        Title: Vice President